FILE NOS. 333-20899
                                                                       811-08041


AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2006
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 11 [X]


                                       AND


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 12 [X]


                              ATLAS INSURANCE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 297-7444

                                 W. LAWRENCE KEY
                              ATLAS INSURANCE TRUST
                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:

GREGORY T. PUSCH, ESQ.                             LEZLIE IANNONE
PAUL, HASTINGS, JANOFSKY & WALKER LLP              ATLAS INSURANCT TRUST
55 SECOND, TWENTY-FOURTH FLOOR                     794 DAVIS STREET
SAN FRANCISCO, CALIFORNIA 94105                    SAN LEANDRO, CALIFORNIA 94577

         ------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


[_] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
[X] ON April 30, 2006 PURSUANT TO PARAGRAPH (b)
[_] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
[_] ON (DATE )PURSUANT TO PARAGRAPH (a) (1)
[_] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
[_] ON (DATE) PURSUANT TO PARAGRAPH (a)(2)

                              ATLAS INSURANCE TRUST


                         Atlas Balanced Growth Portfolio
                           Prospectus - April 30, 2006


Table Of Contents


                                                                            PAGE
Risk/Return Summary                                                           2

The Underlying Atlas Funds                                                    5

Other Investment Strategies And Risks                                        12

Fund Management and Distribution                                             15

Other Portfolio Information                                                  16

Financial Highlights                                                         18

                                  ** GRAPHIC **

              THE ANNUITIES YOU WANT FROM THE PEOPLE YOU TRUST.(R)

              NOT FDIC INSURED O NOT A DEPOSIT O NO BANK GUARANTEE
          MAY LOSE VALUE O NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Atlas Insurance Trust (the "Trust"), like all mutual funds, is registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the Trust. It is against the law for anyone to state otherwise.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Atlas Balanced Growth Portfolio seeks long-term growth of capital and moderate current income. The portfolio is designed to provide broad diversification among equity, fixed income, and money market securities. It is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. The investment objective may not be changed without the approval of the majority of shareholders.

STRATEGY


The portfolio will allocate its assets among the Atlas mutual funds. The following lists the underlying Atlas funds in which the portfolio may invest and the approximate investment ranges which the portfolio intends to use as a general guideline. These ranges may be changed from time to time without approval or notice to shareholders.


                                                               INVESTMENT RANGE
ATLAS FUND                                                     FOR THE PORTFOLIO

Balanced                                                             0-40%
Emerging Growth                                                      0-40%
Global Growth                                                        0-40%
Growth Opportunities                                                 0-40%
S&P 500 Index                                                        0-40%
Strategic Growth                                                     0-40%
Value                                                                0-40%
American Enterprise Bond                                             0-25%
Strategic Income                                                     0-25%
U.S. Government and Mortgage Securities                              0-25%
Money Market                                                         0-25%




The portfolio will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. However, the allocations noted above may be modified according to Atlas Advisers' outlook for the economy, financial markets, and the market values of the underlying funds. Under normal market conditions, 40% to 80% of assets will be invested in stocks, 10% to 40% in bonds, and 0% to 20% in cash and money market securities.

Investments in the underlying funds do not necessarily correspond entirely with investment in a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds would probably result in less than a 50% exposure to the stock market.

RISKS

The portfolio's share price will fluctuate with changing market conditions, as will the share prices of the underlying funds. Since the portfolio's price will vary, you could lose money on your investment.

The risks are generally the same as for other mutual funds:

o MARKET RISK: The market value of stocks and bonds will fluctuate with changing market and economic conditions and developments related to specific companies.

o INTEREST RATE RISK: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.


o CREDIT RISK: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments. Junk bonds also experience greater price fluctuation than those of higher-rated securities.


o PREPAYMENT RISK: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.


o CURRENCY RISK: Stocks and bonds issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.


The portfolio will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate risk because of the smaller allocation to bonds and cash.

A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.


BENEFITS OF ASSET ALLOCATION


The portfolio offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the portfolio's performance could benefit from the diversified returns of many types of securities.

The portfolio invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the portfolio invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds and convertible securities.


The theory of asset allocation is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising.


On the other hand, the portfolio's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly. However, the underlying funds are not available in variable annuity contracts.


If you seek broad asset allocation in a single investment and a reasonable level of stock market exposure, the Atlas Balanced Growth Portfolio could be an appropriate part of your overall investment strategy.


PAST PERFORMANCE

The following information shows how total return has varied over time. Performance does not reflect insurance company charges, and, if they were included, returns would have been lower. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 6.04%

BEST QUARTER:                                            Q4 '99           23.86%
WORST QUARTER:                                           Q3 '01          -12.60%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                       INCEPTION
                                 1 YEAR             5 YEARS            (9/30/97)
PORTFOLIO                        6.04%               1.89%               5.32%
LEHMAN BROTHERS                  2.43%               5.87%               6.23%
AGGREGATE
BOND INDEX(1)
S&P 500 INDEX(1)                 4.91%               0.54%               5.00%


(1)Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS.

EXPENSES


These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.68% through April 30, 2007.


TRANSACTION FEES (paid from your investment)

Maximum sales charge on purchases                                       NONE
Maximum deferred sales charge                                           NONE
Redemption fee                                                          NONE
Exchange fee                                                            NONE

ANNUAL OPERATING EXPENSES (deducted from fund assets)


Management fee                                                         0.25%
Distribution fee                                                       0.00%
Other expenses                                                         0.45%
TOTAL ANNUAL OPERATING EXPENSES                                        0.70%
Expense reduction                                                      0.02%
NET OPERATING EXPENSES(1)                                              0.68%

(1) Restated to reflect fee waiver agreement in effect through April 30, 2007. For the period from January 1, 2005 through April 29, 2006, Atlas Advisers agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.50%. In addition, this portfolio pays a portion of the expenses of the underlying Atlas Funds which make up its portfolio. The amount of these expenses changes depending on the make up of the portfolio at any particular time. For the year ended December 31, 2005, the amount of these imputed expenses was 1.16% of average net assets (ranging from a low of 0.01% for the Money Market Fund to a high of 0.22% for the Value Fund).


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.

             1 YEAR   3 YEARS   5 YEARS   10 YEARS
               $69     $222      $388       $869


THE UNDERLYING ATLAS FUNDS

The objectives, strategies, and risks of the underlying Atlas Funds are described below.

BALANCED FUND

o INVESTMENT OBJECTIVE: The fund seeks long-term growth and current income. Capital preservation is an additional goal.

o STRATEGY: The fund invests approximately 60% of its assets in stocks, and 40% of its assets in U.S. government securities and investment grade bonds. While this ratio may vary, at least 25% of the fund's assets will be invested in stocks and at least 25% in bonds at all times.


For the equity portion of the portfolio, the fund invests primarily in mid-capitalization stocks that the fund manager determines are value stocks. Mid-capitalization companies are those with market capitalizations similar to those of companies in the Russell Midcap(R) Index. The fund manager applies quantitative and statistical methods to analyze the relative quality and value of stocks and select those that it believes to be relatively underpriced compared to other stocks within the mid-capitalization range. The fund does not invest in companies that manufacture tobacco products.


o RISKS: Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies. From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

Because the fund also invests in bonds, the value of your shares may fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Bond investments in the portfolio will behave largely the same way. Bonds held by the fund could default or have their credit ratings lowered, potentially reducing the fund's share price and income.

The fund also invests in U.S. Government Securities including direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, which are supported by its full faith and credit and indirect obligations issued by federal agencies and government-sponsored entities which generally are not backed by the full faith and credit of the U.S. Government. Indirect obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.

The fund's income varies, as does the dividend paid to investors.


EMERGING GROWTH FUND

o INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.


o STRATEGY: The fund invests primarily in the stocks of "emerging growth" companies, which are companies the fund manager views as having businesses with favorable prospects for increasing demand and leadership potential in their market sectors. Often these companies are developing new products or entering new markets. Such emerging growth companies may include small and mid-sized companies as measured by a total market capitalization at the time of investment of $8 billion or less.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund may invest a portion of its portfolio in companies the fund manager does not view as emerging growth companies, either because of their operational and other characteristics or because of their size. The fund does not invest in companies that manufacture tobacco products.

The fund looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that the manager believes can generate and sustain long-term growth. The fund manager employs a quantitative approach to determine whether a company's share price reflects its perceived value.

RISKS: Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies.

Since the fund's price will vary, you could lose money on your investment. Smaller companies usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, the fund's share price may fluctuate more than funds that invest in larger companies.

GLOBAL GROWTH FUND


o INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.


o STRATEGY: The fund invests primarily in the stocks of growth-oriented companies throughout the world. These companies may be of any size, and often they are developing new products or expanding into new markets.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund manager usually invests a substantial portion of the fund's portfolio in the United States and developed markets in western Europe and Japan.

In applying these and other selection criteria, the fund manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or "global themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

o RISKS: Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Stocks issued abroad are usually denominated in foreign currencies which may fluctuate against the U.S. dollar, causing the value of your shares to fluctuate.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.

GROWTH OPPORTUNITIES FUND


o INVESTMENT OBJECTIVE: The fund seeks long-term capital appreciation without any consideration for current income.


o STRATEGY: The fund invests primarily in stocks of medium and large-capitalization U.S. companies, similar to those found in the Russell 1000(R) Index. The fund manager selects a combination of growth stocks, believed to have superior earnings potential, and value stocks that trade at attractive prices.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund may purchase government and investment grade corporate bonds. It may also invest in convertible securities for some protection against fluctuating stock prices. Convertible securities are generally bonds or preferred stocks that may be converted into common stocks. These securities might be selected because they offer the ability to participate in stock market movements while offering some current income. A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock.

o RISKS: Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

The fund also invests in bonds and convertible securities that fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Interest-sensitive securities in the portfolio, including convertible securities, will behave largely the same way. Convertible securities also have the same types of market and issuer risk as the underlying common stock.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

S&P 500 INDEX FUND

o INVESTMENT OBJECTIVE: The fund seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index (S&P 500).


o STRATEGY: The fund attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500 Index, which emphasizes stocks of large U.S. companies. There is no attempt to "beat the market" and the fund does not seek temporary defensive positions when markets appear overvalued.

The fund invests all of its assets in a separate mutual fund (Master Portfolio), which has the same investment objective as the fund. The Master Portfolio holds stocks of each of the companies that comprise the S&P 500 Index, and seeks to match its holdings to the relative value represented by each company in the index. The Master Portfolio may also use stock index futures and options to manage its cash flow and remain fully invested.

o RISKS: Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.


STRATEGIC GROWTH FUND

o INVESTMENT OBJECTIVE: The fund seeks long-term growth exclusively, with no intent to provide current income.


o STRATEGY: The fund invests primarily in stocks of medium to large, growth-oriented, U.S. companies with market capitalizations similar to those of the companies in the Russell 1000 Index. The fund manager seeks companies it believes have above-average appreciation potential.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund's stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. The fund manager looks for companies with favorable earnings momentum believed to be sustainable over time. It conducts a rigorous analysis and selects companies with successful business records and strong operating results.

The fund is moderately aggressive and does not normally use income-oriented investments for protection against market volatility.

o RISKS: Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.


VALUE FUND

o INVESTMENT OBJECTIVE: The fund seeks long-term growth and some income.


o STRATEGY: The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the Russell 1000 Index.

The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. It considers stocks undervalued when they trade at a discount to the value of their expected future cash flows.

The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals. The fund does not invest in companies that manufacture tobacco products.

o RISKS: Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities. Value stocks may fluctuate less than growth stocks that trade at premium prices.

The fund's income varies, as does the dividend paid to investors.


AMERICAN ENTERPRISE BOND FUND

o INVESTMENT OBJECTIVE: The fund seeks to provide current income. Capital preservation is an additional goal.


o STRATEGY: Under normal market conditions, the fund invests at least 80% of its assets in a broad range of long, intermediate or short term bonds issued by U.S. corporations, federal, state, and local governments and their agencies which, in the opinion of the fund manager, offer the best opportunity to produce current income. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. The fund may invest up to 15% of its assets in securities rated below investment grade at the time of purchase, which sometimes are referred to as "junk bonds." These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by S&P Corporation. They may be rated as low as C or D and may be in default.

o RISKS: The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase the fund's brokerage costs and the likelihood that it will realize taxable capital gains.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

Since the fund's price will vary, you could lose money on your investment.

Securities rated below investment grade have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities. There may be less of a market for lower-rated securities and they may be harder to sell at an acceptable price.


STRATEGIC INCOME FUND

o INVESTMENT OBJECTIVE: The fund seeks high current income consistent with capital preservation.


o STRATEGY: The fund looks for income opportunities among three broad sectors of the bond market:

o     U.S. Government securities

o     Foreign fixed income debt

o     High-yield, high-risk, lower-rated debt of U.S. companies ("junk bonds")

The fund seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They may purchase issues of any maturity, based on the outlook for interest rates.

o RISKS: The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase the fund's brokerage costs and the likelihood that it will realize taxable capital gains.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment. There are special risks associated with this fund, which may expose investors to greater risk of loss.

o Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

o Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market. Bonds issued abroad may be denominated in foreign currencies, which can fluctuate against the U.S. dollar.

o There is no restriction on investments in junk bonds (rated BB or lower, or the equivalent), which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities. There may be less of a market for lower-rated securities and they may be harder to sell at an acceptable price.

o The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.


U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

o INVESTMENT OBJECTIVE: The fund seeks high current income. Capital preservation is an additional goal.


o STRATEGY: The fund invests primarily in mortgage-backed securities with the highest quality rating (AAA), at the time of purchase, issued by:

o     Federal Home Loan Mortgage Corporation ("FHLMC")
o     Federal National Mortgage Association ("FNMA")
o     Government National Mortgage Association ("GNMA")

The fund may also invest in U.S. Government securities such as Treasury bills and bonds. Under normal circumstances, at least 80% of the fund's assets will be invested in mortgage-backed securities and in U.S. Government securities. From time to time, the fund's assets may consist solely of mortgage-backed securities. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change.

The fund may purchase bonds of any maturity, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years. In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

RISKS: The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. The fund invests in mortgage-backed securities, which can be less sensitive to interest rate changes than other bonds with the same maturity.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that invest in short-term bonds.

Payment of principal and interest on mortgage-backed obligations of the Government National Mortgage Association is backed by the full faith and credit of the United States. Mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

When interest rates decline, mortgage-backed securities are subject to prepayments of principal, because the underlying mortgages may be paid off earlier than expected. The yield may be adversely impacted if the fund has to reinvest at lower rates than the original investments.


MONEY MARKET FUND


o INVESTMENT OBJECTIVE: The fund seeks current income. Liquidty and stability of prinicipal are additional goals.

o STRATEGY: The fund invests in high quality, U.S. denominated money market securities including commercial paper, certificates of deposit, bankers' acceptances and securities issued by government sponsored enterprises. It invests exclusively in securities with the two highest quality ratings, at the time of purchase, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities (maximum 397 days), based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days and the fund will hold no securities with a remaining term greater than 397 days.

o RISKS: The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government.


OTHER INVESTMENT STRATEGIES AND RISKS


INVESTMENT ALLOCATIONS: The Adviser's Investment Committee periodically reviews and changes the investment allocations of the ATLAS BALANCED GROWTH PORTFOLIO among the underlying Atlas Funds. Because Atlas Advisers is the investment adviser to the Atlas Balanced Growth Portfolio and to the underlying Atlas Funds, potential conflicts of interest could arise in making such allocations. Atlas Advisers believes these potential conflicts are mitigated through its management process of setting allocations by the Investment Committee comprised of the senior management of Atlas Advisers. The Investment Committee considers information from a variety of sources, including an independent consultant, OFI Institutional Asset Management, Inc., that provides research and modeling services to Atlas Advisers. Additionally, an underlying Atlas Fund may have to sell securities or invest in cash when it otherwise would not do so as a result of Atlas Balanced Growth Portfolio reallocations, which may have an adverse effect on the performance of the underlying Atlas Funds and could have tax consequences.

MORTGAGE-BACKED SECURITIES: The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests its assets primarily in mortgage-backed securities, which are secured by a pool of mortgage loans. To a lesser degree, the STRATEGIC INCOME FUND, BALANCED FUND, AMERICAN ENTERPRISE BOND FUND and MONEY MARKET FUND also invest in mortgage-backed securities. Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the property securing the mortgages is refinanced, sold, or foreclosed.

In seeking higher returns, the funds may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers.

Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates, and are structured to direct payments of interest and principal to different series or classes of the obligations.

The funds may invest in collateralized mortgage obligations issued by U.S. Government agencies and backed by U.S. Government or government agency mortgage securities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

OPTIONS AND FUTURES: Options and futures are types of derivative investments. Each of the underlying funds except the MONEY MARKET FUND may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities. The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.


Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.


OTHER DERIVATIVE INVESTMENTS: The STRATEGIC INCOME FUND, the AMERICAN ENTERPRISE BOND FUND and the EMERGING GROWTH FUND may invest in several other types of derivatives, including, in the case of the Strategic Income Fund and the American Enterprise Bond Fund, credit default swap contracts ("CDS contracts"). CDS contracts and other types of derivatives may be used for hedging purposes, or because they offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies.

Use of derivatives may cause a fund to realize less income than expected and to lose money. In some cases, the use of derivatives by a fund could result in significant losses that might exceed the proportion of the fund's portfolio invested in such derivatives. One risk is that the company issuing the derivative may not pay the amount due upon maturity. A second is that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

JUNK BONDS: The AMERICAN ENTERPRISE BOND FUND and the STRATEGIC INCOME FUND may invest in junk bonds, which are below investment grade and may have higher yields than investment grade issues. These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by S&P Corporation. They may be rated as low as C or D and may be in default at the time of purchase.

Junk bonds are riskier than investment grade bonds. There is a greater possibility that earnings may not be sufficient to make timely interest payments, and there is increased potential for insolvency. There may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. A fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

SMALL COMPANIES: The EMERGING GROWTH FUND invests in the stocks of small companies that generally have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, this fund's share price may fluctuate more than funds that invest in larger companies.

FOREIGN SECURITIES: The GLOBAL GROWTH FUND invests substantially in foreign stocks. The AMERICAN ENTERPRISE BOND FUND and STRATEGIC INCOME FUND may invest in foreign fixed income debt. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the funds' share prices to fluctuate.

DEFENSIVE INVESTMENTS: At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of adverse market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments. A fund may not meet long-term investment objectives in periods when defensive strategies are employed.

PORTFOLIO TURNOVER: All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. By selling a security, a fund may realize taxable capital gains that will later be distributed to shareholders.

Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs, and the greater the likelihood that it will realize taxable capital gains. Annual portfolio turnover of 100% or more is considered high. The STRATEGIC INCOME FUND, the GROWTH OPPORTUNITIES FUND, the EMERGING GROWTH FUND and the AMERICAN ENTERPRISE BOND FUND usually have a high annual turnover rate because of each fund manager's investment style. The portfolio turnover rate for each of the stock funds, except the S&P 500 INDEX FUND, varies widely from year to year, and may exceed 100%. The S&P 500 INDEX FUND does not have a portfolio turnover rate as it does not buy or sell securities but instead invests all of its assets in the S&P 500 Index Master Portfolio. (See "Financial Highlights" for each fund's historical portfolio turnover.)


PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures regarding the disclosure of the portfolio's securities is available in the Trust's SAI.

FUND MANAGEMENT AND DISTRIBUTION


Atlas Advisers, located at 794 Davis Street, San Leandro, California 94577, provides portfolio management services to the Balanced Growth Portfolio. An Investment Committee, which has been primarily responsible for the day-to-day management of the portfolio since September 1997, is comprised of Larry Key, Gene Johnson and Matthew Sadler. This Committee determines allocation among the eligible Atlas Funds. Mr. Key is President and Chief Operating Officer of Atlas Funds and has been employed by Atlas for more than five years. Mr. Johnson is Vice President and Treasurer of Atlas Funds and has been employed by Atlas for more than five years. Mr. Sadler is Senior Vice President of Atlas Advisers. Prior to joining Atlas in 2003, he was President and CEO of Quintara Capital Management from 2001 to 2003 and President and CEO of uMogul Inc. from 2000 to 2001.

Atlas Advisers has hired OFI Institutional Asset Management, Inc. ("OFII") to provide research and modeling services to assist Atlas Advisers in part in determining the appropriate allocation of the Atlas Balanced Growth Portfolio's assets among the underlying Atlas Funds. Atlas Advisers retains complete discretion and control over the portfolio management of the Atlas Balanced Growth Portfolio and pays OFII a flat fee for its services. OFII is affiliated with OppenheimerFunds, Inc. the sub-adviser for the Global Growth Fund, Growth Opportunities Fund, Strategic Income Fund, U.S. Government and Mortgage Securities Fund and the American Enterprise Bond Fund.

Atlas Advisers also supervises provision of similar services to the other Atlas Funds by professional investment management firms which in this case are called "sub-advisers." The sub-adviser to the Money Market Fund is Boston Safe Advisors, Inc., located at One Boston Place, Boston, Massachusetts, 02108. The sub-adviser to the American Enterprise Bond Fund, Global Growth Fund, the Growth Opportunities Fund, the Strategic Income Fund and the U.S. Government and Mortgage Securities Fund is OppenheimerFunds, Inc., located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. The sub-adviser to the Balanced Fund is New York Life Investment Management LLC, located at 1180 Avenue of the Americas, 22nd Floor, New York, New York, 10010. The sub-adviser to the Strategic Growth Fund is Renaissance Investment Management, located at 625 Eden Park Drive, Cincinnati, Ohio 45202. The sub-adviser to the Value Fund is Hotchkis and Wiley Capital Management LLC, located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017. The sub-adviser to the Emerging Growth Fund is Turner Investment Partners, located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. And finally, the S&P 500 Index Fund is not actively managed. It invests all of its assets in the Master Investment Portfolio which is managed by Barclays Global Fund Advisors, located at 45 Fremont Street, San Francisco, California 94105.

A discussion of the basis for the Board of Trustees' approval of the management agreement for the portfolio is available in the portfolio's annual report to shareholders for the period ended December 31, 2005.

The SAI contains additional information about each member of the Investment Committee, including how each member is compensated, other accounts each member manages and each members's ownership of securities in the the portfolio.

The portfolio pays Atlas Advisers a fee at an annual rate of 0.25% of the portfolio's average net assets. Atlas Advisers has voluntarily agreed to reduce its fee and absorb expenses, if necessary, in order to limit total direct operating expenses to an annual rate of 0.68%. For the fiscal year ended December 31, 2005, after waivers and reimbursements, Atlas Advisers received $8,992 from the Balanced Growth Portfolio for the provision of portfolio management services.


Shares of the portfolio are distributed by Atlas Securities, Inc., which serves as the principal underwriter.

OTHER PORTFOLIO INFORMATION

NET ASSET VALUE OF THE PORTFOLIO: The net asset value per share is determined at the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the exchange is open. Net asset value per share is calculated by dividing the total market value of the portfolio's investments by the total number of outstanding shares. The portfolio's primary investments are the underlying Atlas Funds, which are also priced at the close of the exchange.

The investments of the underlying Atlas Funds are generally valued at market value or, when market quotations are not readily available or when a fund determines a price is unreliable, at fair value as determined in good faith using methods determined by the Trust's Board of Trustees. The Prospectus of the underlying Atlas Funds explains the circumstances under which those Funds will use fair value pricing and the effects of using fair value pricing.

For the purpose of calculating each underlying money market fund's NAV per share, securities are valued at "amortized cost." Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost."

The underlying Atlas Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

FREQUENT TRADING OF FUND SHARES

The underlying Atlas Funds are designed as long-term investments and, therefore, do not accommodate activities believed by the underlying Atlas Funds to constitute "market timing" or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of an underlying Fund's investment portfolio ("disruptive trading"). When large dollar amounts are involved, the underlying Fund's implementation of its investment strategies may be negatively affected or the underlying Fund might have to raise or retain more cash than the portfolio manager would normally retain, to meet unanticipated redemptions. Frequent exchange activity may also force the underlying Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those exchange requests. These factors might hurt the Portfolio's performance.

The Trust has adopted, and the Trust's Board of Trustees has approved, policies and procedures reasonably designed to monitor underlying Fund trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Funds reserve the right to modify these policies at any time without shareholder notice but not with the intent to allow market timing.

When the underlying Fund in its discretion believes frequent trading activity by any person, group or account would have a disruptive effect on the underlying Fund's ability to manage its investments, the underlying Fund will reject purchase orders and/or exchanges into the underlying Fund. The history of exchange activity in all accounts under common ownership or control with the Atlas Fund complex may be considered with respect to the review of excessive exchange activity. The underlying Fund considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order or terminate or restrict exchange privileges.

Underlying Funds that invest in foreign securities may be particularly susceptible to short-term trading strategies. This is because time zone difference among international stock markets can allow a shareholder engaging in a short-term strategy to exploit underlying Fund share prices that are based on closing prices of securities established some time before the underlying Fund calculates its own share price.

Despite the efforts of the underlying Funds to prevent disruptive trading and the adverse impact of such activity, there is no guarantee that the Trust's policies and procedures will be effective. In addition, the underlying Funds receive orders through financial intermediaries (such as brokers and retirement plan recordkeepers) which utilize omnibus accounts that make it more difficult to detect and stop disruptive trading. If a financial intermediary establishes an omnibus account with the underlying Funds, the underlying Funds do not have access to underlying individual account transactions or shareholder information. Consequently, the underlying Funds are not able to detect disruptive trading in underlying Fund shares and, even if it is detected, may be unable to stop such activity. The Trust has policies and procedures in place with financial intermediaries to monitor and detect market timing and disruptive trading. The Board has reviewed these policies and procedures.

DIVIDENDS: The Trust normally declares and distributes net investment income and any short-term and long-term capital gains of the portfolio at least annually.

TAXES: Tax consequences to variable annuity contract holders are described in a separate prospectus issued by Transamerica Life Insurance Company. The Statement of Additional Information also includes a discussion of tax considerations. Please consult your tax adviser regarding your individual circumstances.

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The financial information below is derived from financial statements that were audited by the portfolio's independent registered public accounting firm, Deloitte & Touche LLP. Their full report is included in the portfolio's annual report which may be obtained by calling 1-800-933-2852.

Atlas Balanced Growth Portfolio

Financial Highlights  selected data for a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                               2005(1)       2004(1)       2003(1)       2002(1)        2001(1)
Net asset value, beginning of year ........................  $    10.53    $     9.63    $     7.94    $     9.66    $    10.68
                                                             ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:(2)
     Net investment income ................................        0.19          0.08          0.09          0.14          0.15
     Net realized and unrealized gain (loss) on investments        0.45          0.90          1.69         (1.72)        (1.02)
                                                             ----------    ----------    ----------    ----------    ----------
     Total from investment operations .....................        0.64          0.98          1.78         (1.58)        (0.87)
                                                             ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
     From net investment income ...........................       (0.18)        (0.08)        (0.09)        (0.14)        (0.15)
                                                             ----------    ----------    ----------    ----------    ----------
     Total distributions ..................................       (0.18)        (0.08)        (0.09)        (0.14)        (0.15)
                                                             ----------    ----------    ----------    ----------    ----------
Net asset value, end of year ..............................  $    10.99    $    10.53    $     9.63    $     7.94    $     9.66
                                                             ==========    ==========    ==========    ==========    ==========
Total return(3) ...........................................        6.04%        10.17%        22.37%      -16.36%        -8.14%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of year (000's) ......................  $   17,081    $   19,604    $   16,506    $   14,917    $   20,611
     Ratio of expenses to average net assets:(4)
        Before expense waivers and reimbursement ..........        0.70%         0.75%         0.88%         0.82%         0.76%
        After expense waivers and reimbursement ...........        0.50%         0.50%         0.50%         0.50%         0.50%
     Ratio of net investment income to average net assets .        1.74%         0.85%         0.98%         1.46%         1.55%
     Portfolio turnover rate ..............................       30.76%        59.27%        37.26%        61.71%        57.33%

(1)   For the year ended December 31.

(2)   Per share information was calculated based on average shares.

(3) Total return assumes purchase at net asset value (without sales charge) at the beginning of each year.

(4) Does not include expenses of the investment companies in which the Portfolio invests.

      The accompanying notes are an integral part of these financial statements.

HOW TO OBTAIN MORE INFORMATION ABOUT THE TRUST AND THE PORTFOLIO.

You can find more information about the underlying funds' investment policies in the Atlas Funds prospectus and the Trust's SAI. The SAI is incorporated by reference in this prospectus, making it legally part of the prospectus. It is available free of charge.

You can find further information about the Trust in our annual and semi-annual shareholder reports. These reports discuss the market conditions and investment strategies that significantly affected performance during the most recent fiscal year.


To request a copy of the Atlas Fund's prospectus or the Trust's SAI or copies of the most recent annual or semi-annual report, please call us toll-free at 1-800-933-ATLAS (1-800-933-2852). You may also request other information about the Trust by contacting 1-800-933-ATLAS. If you have access to the Internet, you can also find the SAI at the SEC's Web site at www.sec.gov. Copies of the SAI and the most recent annual or semi-annual report are also available on the Trust's website. For additional information about the Trust or for shareholder account inquiries or complaints, call or write to us at:

                                   Atlas Funds

                                794 Davis Street

                              San Leandro, CA 94577

                                 1-800-933-ATLAS

                                (1-800-933-2852)

Information about the Trust can be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of the same information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



                              ATLAS INSURANCE TRUST
                                794 DAVIS STREET
                              SAN LEANDRO, CA 94577
                             WWW.ATLASANNUITIES.COM

                                  ** GRAPHIC **

              THE ANNUITIES YOU WANT FROM THE PEOPLE YOU TRUST.(R)

                             SEC FILE NO. 811-08041

                              ATLAS INSURANCE TRUST

                            -------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            -------------------------


                              ATLAS INSURANCE TRUST

                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                        1-800-933-ATLAS (1-800-933-2852)



                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2006

      This Statement of Additional Information ("SAI"), which may be amended from time to time, concerning Atlas Insurance Trust (the "Trust") is not a Prospectus for the Trust. This SAI supplements the Prospectus dated April 30, 2006 and investors should read it in conjunction with that Prospectus. The Trust's audited ft 6 0 inancial statements and financial highlights appearing in the 2005 Annual Report to Shareholders are incorporated by reference into this SAI. A copy of the Prospectus, which may be amended from time to time, and Annual Report are available without charge by writing or calling the Trust at the address or telephone number printed above.

                                TABLE OF CONTENTS


                                                                            PAGE
Trust History .............................................................    1
Description of Certain Securities and Investment Policies .................    1
Fundamental Investment Restrictions .......................................   29
Portfolio Turnover ........................................................   31
Management of the Trust ...................................................   32
Control Persons and Principal Holders of Securities .......................   38
Investment Management and Other Services ..................................   38
Execution of Portfolio Transactions .......................................   42
Determination of Net Asset Value ..........................................   43
Share Purchases and Redemptions ...........................................   45
Redemptions in Kind .......................................................   45
Taxes .....................................................................   46
Additional Information ....................................................   47
Financial Statements ......................................................   47
Appendix A--Description of Ratings ........................................  A-1
Appendix B-- Proxy Voting  Procedures .....................................  B-1

                                  TRUST HISTORY

      Atlas Insurance Trust was first registered on January 27, 1997 as a Delaware Statutory Trust. The Trust is a diversified, open-end, management investment company. The Trust currently consists of one investment portfolio, the Atlas Balanced Growth Portfolio, which was first offered to the public on September 30, 1997.

            DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT POLICIES

      The investment objectives and policies of the Atlas Balanced Growth Portfolio and the underlying Atlas Funds are described in the Prospectus. Supplemental information about those policies is set forth below. As described in the Prospectus, the Portfolio invests in the underlying Atlas Funds. As a result, shareholders of the Portfolio will be affected by the policies of such funds in direct proportion to the amount of assets the Portfolio allocates to the Funds pursuing such policies. Certain capitalized terms used in this SAI are defined in the Prospectus.

INVESTMENT RISKS.

      The various risks associated with an investment in the Portfolio are described in the Prospectus. Like other mutual funds that invest primarily in equity securities, an investment in the Portfolio involves stock market risk and to a lesser extent interest rate risk. Specific risks encountered by the underlying Atlas Funds are described in the following paragraphs.


      With the exception of U.S. Government securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

SPECIAL RISKS - JUNK BONDS.

      In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds"). There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. The American Enterprise Bond, Global Growth, and Emerging Growth Funds may also invest in lower-rated securities, but to a much more limited extent. The remaining underlying Atlas Funds may invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB), or their equivalent, at the time of purchase. Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well. The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.

      These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities. The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.


      Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


DERIVATIVE INVESTMENTS.

      The Strategic Income Fund, the American Enterprise Bond Fund, the S&P 500 Index Fund, and the Emerging Growth Fund invest in a number of different kinds of derivative investments. The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.

      In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price. Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited.

      One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note. Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment a Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

      Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected). The Funds are not restricted to investing in the derivative investments described in the foregoing paragraphs, and may invest in other derivative investments as they become available.

      The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.


REPURCHASE AGREEMENTS.


      Each underlying Atlas Fund may engage in repurchase agreement transactions in portfolio securities with member banks of the Federal Reserve System with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by the Adviser or by a Fund's Sub-adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.


      A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. Advisers, or the Sub-adviser if applicable, acting under the supervision of the Board of Trustees of the Atlas Funds, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      A repurchase agreement is considered to be a loan collateralized by the underlying securities under the Investment Company Act of 1940, as amended (the "1940 Act").

U.S. GOVERNMENT AND MORTGAGE SECURITIES.


      The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA, GNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

      If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

      Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.


"STRIPPED" MORTGAGE-RELATED SECURITIES.

      The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. The Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

TREASURY INFLATION-PROTECTION SECURITIES.

      The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund can buy U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

EXCHANGE TRADED FUNDS.

      Each underlying Atlas Fund may purchase shares of exchange-traded funds ("ETFs"), which are typically open-end investment companies or unit investment trusts, listed on a stock exchange. Typically, the Funds would purchase ETF shares as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETF's portfolio at times when the Funds may not be able to buy those portfolio securities directly. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Because most ETFs are investment companies, a Fund's purchase of ETF shares generally are subject to the 3/5/10% limitations described in the "Investment Companies" section of this SAI.

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

REVERSE REPURCHASE AGREEMENTS.

      The Strategic Growth, Global Growth, and all of the underlying Atlas Bond Funds may engage in reverse repurchase agreements, which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements. Under the 1940 Act, these agreements are considered borrowings by the Funds and are subject to the percentage limitations on borrowings and the same types of risks as described below under "Borrowing."


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

      In order to secure yields or prices deemed advantageous at the time, all underlying Atlas Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      At the time an underlying Atlas Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

      Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

      When an underlying Atlas Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade, liquid securities in an amount equal to the amount of its when-issued or firm commitment obligation. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

      When-issued transactions and forward commitments may be used by a Fund use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS (DOLLAR ROLLS).

      The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by that Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL UNDERLYING ATLAS BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).


1. PURCHASING PUT AND CALL OPTIONS ON SECURITIES.

      By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

      A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

      Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is the option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

      A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.


      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund could expect to suffer a loss if security prices did not rise sufficiently to offset the cost of the option. The value of debt securities underlying calls purchased by the Strategic Income Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e., securities with maturities of less than one year).


2. WRITING PUT AND CALL OPTIONS ON SECURITIES.

      When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

      A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

      Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

      A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3. SECURITIES INDEX OPTION TRANSACTIONS.

      A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

      The Trust expects that an underlying Atlas Fund's options transaction will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indices, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indices underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4. COMBINED OPTION POSITIONS.

      A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5. RISKS OF TRANSACTIONS IN OPTIONS.

      An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

      In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, might be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

      The Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over- the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or the Sub-adviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

1. INTEREST RATE FUTURES TRANSACTIONS (ALL UNDERLYING ATLAS BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THESE TRANSACTIONS) AND CURRENCY FUTURES TRANSACTIONS (ALL UNDERLYING ATLAS STOCK FUNDS AND THE STRATEGIC INCOME FUND ARE ELIGIBLE TO USE THESE TRANSACTIONS).

      The underlying Atlas Bond and Stock Funds may purchase or sell interest rate futures contracts and the underlying Atlas Stock Funds and the Strategic Income Fund may purchase or sell currency futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date and price.


      No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker through which it entered into the contract an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.


      Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities (or currencies in the case of the underlying Atlas Stock Funds and the Strategic Income Fund) underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain is entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

      Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Sub-adviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

      The purpose of the acquisition or sale of a futures contract by an underlying Fund is to protect that Fund from fluctuations in rates on securities without actually buying or selling the securities. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio. Interest rate futures contracts are currently traded on the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange (CME) and the New York Futures Exchange. Among the securities on which interest rate futures contracts are currently based are long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA pass-through securities, three-month U.S. Treasury bills, municipal bond futures and ninety-day commercial paper.


2. STOCK INDEX FUTURES CONTRACTS (ALL UNDERLYING ATLAS STOCK FUNDS AND THE STRATEGIC INCOME FUND ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

      When a Fund purchases a stock index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a stock index futures contract, it agrees to sell the underlying index at a specified future date and price.

      The majority of stock index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds a stock index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

      A Fund may purchase stock index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase a stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

      When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS.


      An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.


      There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or the Sub-adviser if applicable, to forecast movements in the direction of interest rates. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.


      As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

      Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates and/or market prices, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contracts and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

      Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. There is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5. LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS IN FUTURES.

      The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Funds do not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.


      The underlying Funds' policies regarding futures contracts and options as discussed above are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies.


ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

      An underlying Atlas Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and other liquid securities with a value sufficient to cover its potential obligations.

      An underlying Atlas Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SWAPS

1. INTEREST RATE SWAPS.


      The U.S. Government and Mortgage Securities Fund, the American Enterprise Fund and the Strategic Income Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (in the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.


2. SWAP OPTIONS.


      The U.S. Government and Mortgage Securities Fund, the American Enterprise Fund and the Strategic Income Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.


3. CAPS AND FLOORS.


      The U.S. Government and Mortgage Securities Fund, the American Enterprise Fund and the Strategic Income Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.


4. CREDIT DEFAULT SWAP TRANSACTIONS


      The U.S. Government and Mortgage Securities Fund, the American Enterprise Fund and the Strategic Income Fund may enter into credit default swap transactions to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. As the purchaser in such a transaction, the underlying Atlas Fund makes a periodic stream of payments to a counterparty over the term of the contract, provided that no default occurs on a referenced debt obligation of a U.S. or foreign issuer. In the event of a default on the obligation by the issuer, the counterparty would be required to pay to the underlying Atlas Fund the par (or other agreed-upon value) of the referenced debt obligation. The underlying Atlas Fund may also act as the seller in such a transaction, in which case it would function as the counterparty referred to above.

      Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The underlying Atlas Fund entering into these transactions records an increase or decrease to interest income in the amount due to or owed by the underlying Atlas Fund at termination or settlement. The underlying Atlas Fund acts as a purchaser in credit default swap transactions only with respect to corporate obligations it owns or, in the case of sovereign debt of a foreign country, either the reference obligation, any sovereign debt of the issuing foreign country, or sovereign debt of any other country that the Sub-Adviser determines is closely correlated as an inexact bona fide hedge.

5. RISKS ASSOCIATED WITH SWAPS.


      The risks associated with swaps, and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the underlying Atlas Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the underlying Atlas Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the underlying Atlas Fund might be unable to obtain its expected benefit. In addition, while the underlying Atlas Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the underlying Atlas Fund, there can be no assurance that the underlying Atlas Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the underlying Atlas Fund's ability to enter into other transactions at a time when doing so might be advantageous. Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the underlying Atlas Fund is long or short the swap, respectively).

SMALL, UNSEASONED COMPANIES.

      Each underlying Atlas Stock Fund may invest in securities of small, unseasoned companies as well as those of large, well-known companies. In view of the limited liquidity and price volatility of the former, each Stock Fund, other then the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors, that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

CONVERTIBLE SECURITIES.


      Each underlying Atlas Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.


WARRANTS.


      Each underlying Atlas Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Each Stock Fund may invest up to 2% of its assets in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


FOREIGN SECURITIES.


      The American Enterprise Bond Fund, the Strategic Income Fund and each underlying Atlas Stock Fund (other than the U.S. Government and Mortgage Securities Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth Fund and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

      Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

      Because an underlying Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

      -     reduction of income by foreign taxes;

      - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

      -     transaction charges for currency exchange;

      -     lack of public information about foreign issuers;

      - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

      -     less volume on foreign exchanges than on U.S. exchanges;

      - greater volatility and less liquidity on foreign markets than in the U.S.;

      - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

      - greater difficulties in commencing lawsuits against foreign issuers than U.S. issuers;

      - higher brokerage commission rates and custodial costs than in the U.S.;

      - increased risks of delays in settlement or portfolio transactions or loss of certificates evidencing portfolio securities;

      - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

      -     differences between the U.S. economy and foreign economies.

      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be re-imposed.


      Foreign securities that a Fund may purchase include securities issued by issuers in undeveloped or emerging markets. Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

      The underlying Atlas Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.


PASSIVE FOREIGN INVESTMENT COMPANY.

      Some securities of corporations domiciled outside the U.S. which a Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC ss.954.

      Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds make every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of a Fund's minimum percentage requirement of limitations of investing in foreign securities.

      Subject to the limits under the 1940 Act, a Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to varying countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

      In addition to bearing their proportionate share of a fund's expenses (management fees and operation expenses), shareholders will also indirectly bear similar expenses of such entities.


DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.


      The Strategic Income Fund, the American Enterprise Bond Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Strategic Income Fund and the American Enterprise Bond Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.


      The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged by the Sub-adviser on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

      The Strategic Income Fund and the American Enterprise Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:


      -     any collateralized repayment of principal at final maturity;

      -     the collateralized interest payments;

      -     the uncollateralized interest payments; and

      - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

      In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS.


      Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since a portion of the assets of each underlying Atlas Stock Fund, the American Enterprise Bond Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The underlying Funds do not intend to speculate in foreign currency exchange rates or forward contracts.


      A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      When an underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      When the Adviser, or a Fund's Sub-adviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The protection of such a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Trust believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

      A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      Each underlying Atlas Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

      Each underlying Atlas Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by Advisers or the Sub-adviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

      The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Advisers or the Sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

LOANS OF PORTFOLIO SECURITIES.


      Each underlying Atlas Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Atlas Funds, the Adviser or a Fund's Sub-adviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.


BORROWING.


      From time to time, the Global Growth Fund, the Strategic Income Fund, the Strategic Growth Fund and the Emerging Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds. Any such borrowing will be made by a Fund only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.


ILLIQUID AND RESTRICTED SECURITIES.

      As a matter of operating policy, each of the Funds and the Portfolio will limit investment in illiquid assets to no more than 10% of total assets. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.


      The underlying Atlas Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debenture that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.


      Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.

DEBT SECURITIES OF U.S. COMPANIES.


      The underlying Atlas Funds' investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) as well as preferred stocks.


      The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.

PREFERRED STOCKS.

      The underlying Atlas Stock Funds may invest in preferred stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends on common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

PARTICIPATION INTERESTS.


      The Strategic Income Fund and the American Enterprise Bond Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets may be invested in participation interests of the same issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrower, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or might suffer a loss of principal and/or interest. The Fund's Sub-adviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness.


ASSET-BACKED SECURITIES.

      These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

SHORT SALES AGAINST-THE-BOX.

      In such short sales, while the short position is open, the underlying Atlas Stock Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.


      The underlying Atlas Funds may purchase variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate or some other standard. The interest rate on a variable rate demand note is also based on a state prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Adviser may determine that an unrated floating rate or variable rate demand obligation meets a Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issue must provide a specified number of days' notice to the holder.

INVERSE FLOATERS.

      The underlying Atlas Funds can invest in a type of variable rate instrument known as an "inverse floater." These pay interest at rates that vary as the rates on bonds change. However, the rates of interest on inverse floaters move in the opposite direction of yields on other bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile.

      Inverse floaters may offer relatively high current income, reflecting the spread between short- and long-term interest rates. As long as the yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shift upwards, an inverse floater will lose value more quickly than a conventional long-term bond. A Fund will invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try and maintain a high current yield for a Fund when a Fund has invested in inverse floaters that expose a Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of a Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, a Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which purchased for additional cost) will not provide additional cash flows and will expire worthless. Inverse Floaters are a form of derivative investment.


THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO.

      Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio ("Master Portfolio") is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the S&P 500 Index Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the S&P 500 Index Fund. S&P has no obligation to take the needs of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund's shares or the timing of the issuance or sale of the S&P 500 Index Fund's shares or in the determination or calculation of the equation by which the S&P 500 Index Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund's shares.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE.

      The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The S&P 500 Index Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the S&P 500 Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the S&P 500 Index Fund nor its shareholders will be adversely affected by investing S&P 500 Index Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

      The S&P 500 Index Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such S&P 500 Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the S&P 500 Index Fund's assets in another investment company with the same investment objective as the S&P 500 Index Fund or hiring an investment adviser to manage the S&P 500 Index Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

      The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the S&P 500 Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board of Trustees of the Trust will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the S&P 500 Index Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the S&P 500 Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other S&P 500 Index Fund shareholders. If no meeting is held, the S&P 500 Index Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.

      Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the S&P 500 Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The S&P 500 Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the S&P 500 Index Fund's portfolio in accordance with its objective. In the latter case, the S&P 500 Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the S&P 500 Index Fund. The S&P 500 Index Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the S&P 500 Index Fund or the Master Portfolio, to the extent possible.

INVESTMENT COMPANIES.


      The underlying Atlas Funds and the S&P 500 Index Fund may invest in securities issued by other open-end investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its Sub-Adviser, BGFA and, respectively, the Trust and the Adviser, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund's total assets with respect to any one investment company and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate. However, the Atlas Balanced Growth Portfolio and the S&P 500 Index Fund are permitted under the 1940 Act to invest all of their assets in other investment companies. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

LETTERS OF CREDIT

      Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment Sub-Adviser, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS (FOR ALL UNDERLYING ATLAS FUNDS EXCEPT THE S&P 500 INDEX FUND)

      For temporary purposes, when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate, the Funds may invest in high-quality money market instruments to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser or a Sub-Adviser (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Adviser or a Sub-Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

      Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

      Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

      Commercial Paper and Short-Term Corporate Debt Instruments. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

      U.S. Government Obligations. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      The Portfolio has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Portfolio (which is defined in the 1940 Act) to mean the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. These restrictions provide that the Portfolio may not:

      (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in the underlying Atlas Funds or other registered investment companies) if with respect to 75% of the Portfolio's assets, as a result, more than 5% of the value of such assets of the Portfolio would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer.

      (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of the Portfolio's total assets, provided that there is no limitation with respect to investments in (i) other investment companies; (ii) obligations of the United States Government, its agencies or instrumentalities; and (iii) obligations of domestic banks. For purposes of this policy, the Portfolio has adopted the industry classification set forth in the Appendix to this SAI which may be amended from time to time without shareholder approval.

      (3) Invest in companies for the purpose of exercising control or management.

      (4) Purchase or sell real estate or real estate limited partnership interests; provided, however, that the Portfolio may invest in an underlying Atlas Fund that invests in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

      (5) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Portfolio may invest in an underlying Atlas Fund that may purchase and sell interest rate futures contracts and related options, stock index futures contracts and related options and forward foreign currency contracts.

      (6) Mortgage, pledge or in any other manner transfer, as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement by an underlying Atlas Fund, and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts by an underlying Atlas Fund will not be deemed to be pledges of the Portfolio's assets.

      (7) Purchase securities on margin or effect short sales, except that the Portfolio may invest in an underlying Atlas Fund that may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the underlying Atlas Stock Funds may effect short sales against-the-box.

      (8) Engage in the business of underwriting securities issued by others, except to the extent that it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of the Portfolio's securities.

      (9) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Portfolio may enter into repurchase agreements and may make loans of portfolio securities.

      (10) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers and the underlying Atlas Funds) of the Portfolio or of the Trust.

      (11) Borrow money, except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Portfolio's total assets. The Portfolio will not purchase securities if such borrowings are outstanding in excess of 5% of the value of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

      (12) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

      If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of Portfolio investment policies or restrictions.

                               PORTFOLIO TURNOVER

      For reporting purposes, the Portfolio calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. In determining portfolio turnover, the Portfolio excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term money market securities) were replaced once during the fiscal year.

      The Portfolio will purchase or sell securities to: (i) accommodate purchases and sales of the Portfolio's shares; (ii) change the percentages of the Portfolio's assets invested in each of the underlying Atlas Funds in response to market conditions; and (iii) maintain or modify the allocation of the Portfolio's assets among the underlying Atlas Funds within the percentage limits described in the Prospectus.

Portfolio Turnover Rate:


YEAR ENDED DECEMBER 31,      RATE
-----------------------     ------
2003                        37.26%
2004                        59.27%
2005                        30.76%

                             MANAGEMENT OF THE TRUST

ORGANIZATION.


      The Trust is an open-end, management investment company, or mutual fund, offering a choice of investment portfolios or funds to investors through the purchase of the Atlas Portfolio Builder variable annuity contracts issued by Transamerica Life Insurance Company ("Transamerica Life"). The Trust currently consists of one investment portfolio, the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio is a "nondiversified" investment company for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying Atlas Funds are diversified investment companies.


      When you purchase an Atlas Portfolio Builder variable annuity contract, you may allocate all or a portion of your premium payments to the Portfolio as an investment option under such contract. The Atlas Portfolio Builder, in turn, places orders to purchase and redeem shares of the Portfolio based on the amount of premium payments to be invested and surrender and transfer requests to be effected on that date.

      The Trust is governed by a Board of Trustees. The Board of Trustees meets periodically throughout the year and supervises the business activities of the Trust, which include the hiring and supervision of professionals to administer the Portfolio, approval of contracts, election of officers, and approval of independent registered public accounting firm selection and reports. The Trustees bring to the Portfolio extensive experience in investments, financial services management, economics, and accounting. Their primary responsibility in overseeing the Portfolio is to serve the investors' best interests.

      The Trust was organized as a business trust under the laws of Delaware on January 27, 1997. The Trust may issue an unlimited number of shares of beneficial interest all having no par value. Since the Trust may offer multiple investment Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is permitted under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions.

TRUSTEES AND OFFICERS.


      The Trustees and principal officers of the Trust, their business addresses, positions held, length of time served, principal occupations for the past five years, other trusteeships/directorships held and number of funds overseen by each Trustee are set forth in the following table.

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST

-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
                                                                                        NUMBER OF            OTHER
                                                                                      PORTFOLIOS IN      TRUSTEESHIPS/
                                            TERM OF OFFICE         PRINCIPAL          FUND COMPLEX       DIRECTORSHIPS
  NAME, (YEAR OF BIRTH)      POSITION(S)     AND LENGTH OF   OCCUPATION(S) DURING      OVERSEEN BY          HELD BY
       AND ADDRESS         HELD WITH FUND     TIME SERVED        PAST 5 YEARS          TRUSTEE(4)           TRUSTEE
-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
Marion O. Sandler,         Trustee,         Since 11/1987    Chairman of the        Eighteen           Atlas Funds
 (1930) (1)                Chairman of                       Board and Chief
1901 Harrison Street       the Board        Term:            Executive Officer of
Oakland, CA 94612                           Continuous       World Savings Bank,
                                                             FSB ("World
                                                             Savings"), Golden
                                                             West Financial
                                                             Corporation
                                                             ("GWFC"), Atlas
                                                             Securities, Inc.
                                                             ("Distributor") and
                                                             the Adviser

-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
Russell W. Kettell,        Trustee          Since 12/1989    President of GWFC      Eighteen           Atlas Funds
(1944) (1)                                                   and Senior Executive
1901 Harrison Street                        Term:            Vice President of
Oakland, CA 94612                           Continuous       World Savings


-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST

-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN        OTHER
                                              TERM OF OFFICE        PRINCIPAL          FUND COMPLEX      TRUSTEESHIPS/
    NAME, (YEAR OF BIRTH)     POSITION(S)     AND LENGTH OF   OCCUPATION(S) DURING     OVERSEEN BY       DIRECTORSHIPS
         AND ADDRESS        HELD WITH FUND     TIME SERVED        PAST 5 YEARS            TRUSTEE       HELD BY TRUSTEE
-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
Barbara A. Bond,           Trustee          Since 12/1989    Certified Public       Eighteen           Atlas Funds
(1946)  (2) (3)                                              Accountant/Tax
794 Davis Street                            Term:            Partner of Hood &
San Leandro, CA                             Continuous       Strong LLP
94577-6900


-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
David M. Laney,            Trustee          Since 11/05      Partner, Jackson       Eighteen           Atlas Funds,
(1949)  (2)                                                  Walker L.L.P;                             Matador
794 Davis Street                            Term:            Partner, Jenkins &                        Resources, Inc.,
San Leandro, CA                             Continuous       Gilchrist P.C;                            Chairman of the
94577-6900                                                   Managing Partner,                         Board of
                                                             Jenkins & Gilchrist                       National
                                                             P.C.                                      Railroad
                                                                                                       Passenger
                                                                                                       Corporation
                                                                                                       (AMTRAK)
-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------

-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN        OTHER
                                              TERM OF OFFICE        PRINCIPAL          FUND COMPLEX      TRUSTEESHIPS/
    NAME, (YEAR OF BIRTH)     POSITION(S)     AND LENGTH OF   OCCUPATION(S) DURING     OVERSEEN BY       DIRECTORSHIPS
         AND ADDRESS        HELD WITH FUND     TIME SERVED        PAST 5 YEARS            TRUSTEE       HELD BY TRUSTEE
-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
Daniel L. Rubinfeld,       Trustee          From 12/1989     Professor of Law and   Eighteen           Atlas Funds
(1945)  (2) (5)                             to 8/1997 and    Professor of
794 Davis Street                            from 3/1999 to   Economics,
San Leandro, CA                             present          University of
94577-6900                                                   California,
                                            Term:            Berkeley
                                            Continuous
-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
David J. Teece,            Trustee          Since 12/1989    Professor, Haas        Eighteen           Atlas Funds,
(1948)  (2) (5)                                              School of Business                        LECG Corp.: a
794 Davis Street                            Term:            and Director,                             professional
San Leandro, CA                             Continuous       Institute of                              services firm
94577-6900                                                   Management,
                                                             Innovation and
                                                             Organization,
                                                             University of
                                                             California, Berkeley
-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

-------------------------- ------------------- ----------------- --------------------------------------------------------
                                                TERM OF OFFICE
  NAME, (YEAR OF BIRTH)     POSITION(S) HELD    AND LENGTH OF
       AND ADDRESS             WITH FUND         TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------- ------------------- ----------------- --------------------------------------------------------
W. Lawrence Key, (1953)    President and       Since 8/2004      August 2004 to present - President and Chief Operating
794 Davis Street           Chief Operating                       Officer of the Trust, Atlas Funds, the Distributor and
San Leandro, CA            Officer             Term of Offices:  the Adviser; January 2004 to present - Group Senior Vice
94577-6900                                     Continuous        President of World Savings; December 2003 to
                                                                 present - Director of the Distributor and the Adviser;
                                                                 September 2001 to December 2003 - Group Senior Vice
                                                                 President and Chief Operating Officer of the Trust,
                                                                 Atlas Funds, the Distributor and the Adviser; May 2000
                                                                 to August 2001 - Group Senior Vice President and National
                                                                 Sales Manager of the Distributor
-------------------------- ------------------- ----------------- --------------------------------------------------------
Lezlie A. Iannone,         Group Senior Vice   Since 10/2004     July 2005 to present - Group Senior Vice President and
(1957)                     President and                         Secretary of the Trust, Atlas Funds, the Distributor
794 Davis Street           Secretary           Term of Offices:  and the Adviser; October 2004 to June 2005 - Senior
San Leandro, CA                                Continuous        Vice President and Secretary of the Trust, Atlas
94577-6900                                                       Funds, the Distributor and the Adviser; May 2000 to
                                                                 present - Senior Vice President of the Distributor
-------------------------- ------------------- ----------------- --------------------------------------------------------

-------------------------- ------------------- ----------------- --------------------------------------------------------
                                                TERM OF OFFICE
  NAME, (YEAR OF BIRTH)     POSITION(S) HELD    AND LENGTH OF
       AND ADDRESS             WITH FUND         TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------- ------------------- ----------------- --------------------------------------------------------
Gene A. Johnson,           Vice President      Since 1/2000      January 2000 to present - Vice President of the Trust,
(1957)                     and Treasurer       Since 7/1998      Atlas Funds and the Adviser; July 1998 to present -
794 Davis Street                                                 Treasurer of the Trust and Atlas Funds
San Leandro, CA                                Term of Offices:
94577-6900                                     Continuous
-------------------------- ------------------- ----------------- --------------------------------------------------------
Stuart Brunet,             Chief Compliance    Since 2/2006      February 2006 to present - Vice President and Chief
(1961)                     Officer                               Compliance Officer of the Trust, Atlas Funds and the
794 Davis Street                               Term of Office:   Adviser; April 2005 to February 2006 - Vice President
San Leandro, CA                                Continuous        and Compliance Officer of Atlas Advisers; 2000 to 2005
94577-6900                                                       - Vice President of  Marketocracy, Inc. of San Mateo,
                                                                 CA - President & Chief Compliance Officer of
                                                                 Marketocracy Capital Management, LLC (2001-2005) and
                                                                 Vice President & Chief Compliance Officer of
                                                                 Marketocracy Funds (2001-2005)
-------------------------- ------------------- ----------------- --------------------------------------------------------
Eilleen Clavere,           Vice President,     Since 4/2005      April 2005 to present - Vice  President,  Legal Counsel
(1952)                     Legal Counsel and                     and Assistant  Secretary to the Trust, Atlas Funds, the
794 Davis Street           Assistant           Term of Office:   Adviser and the  Distributor;  May 2001 to April 2005 -
San Leandro, CA            Secretary           Continuous        Counsel at Kirkpatrick, Lockhart, Nicholson Graham
94577-6900
-------------------------- ------------------- ----------------- --------------------------------------------------------



(1) Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.
(2) Member of the Contracts Committee and Audit Committee.
(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mr. Kettell and Mrs. Sandler and her husband, and a private foundation which the Sandlers have established. Fees for such work are paid to Hood & Strong and are not material.
(4) Includes the portfolios of Atlas Funds (17) and Atlas Insurance Trust (1).
(5) Member of the Nominating Committee

COMMITTEES OF THE BOARD

      The Trust has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs. Rubinfeld, Laney and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Trust's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Trust's principal service providers. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. There were two Committee meetings during 2005.

      The Trust has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond, Mr. Laney and Mr. Teece, all independent members of the Board. The Contract Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Trust and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Trust may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Contracts Committee met once during 2005.

      The Trust has a Nominating Committee comprised of Mr. Teece and Mr. Rubinfeld, both independent members of the Board. The Nominating Committee's functions are to evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics, identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval, review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate, review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest, and make recommendations to the full Board concerning the appointment of independent trustees to the Board's committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations. The Nominating Committee may consider candidates suggested by shareholders of the Fund. Any recommendations by shareholders must be submitted in writing, addressed to the Nominating Committee at the Funds' offices, and must contain sufficient background information concerning the candidate to enable the Nominating Committee to make an informed judgment as to the candidate's qualifications. The Nominating Committee met once during 2005.

OWNERSHIP OF TRUST SHARES.

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST
--------------------------------------------------------------------------------
                                                             AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                                             SECURITIES IN ALL
                                                                 REGISTERED
                                                           INVESTMENT COMPANIES
                                                           OVERSEEN BY TRUSTEES
                                                            IN THE ATLAS FAMILY
                                                               OF INVESTMENT
                       DOLLAR RANGE OF EQUITY SECURITIES      COMPANIES AS OF
NAME OF TRUSTEE             IN A FUND AS OF 12/31/05             12/31/05
--------------------------------------------------------------------------------
Marion O. Sandler     Emerging Growth-over $100,000            Over $100,000
                      Global Growth-over $100,000
                      Growth Opportunities-over $100,000
                      Strategic Growth-$50,001- $100,000
                      Strategic Income-$50,001-$100,000
                      Money Market-over $100,000
                      Value Fund-over $100,000
                      California Municipal Bond-over
                      $100,000

--------------------------------------------------------------------------------
Russell W. Kettell    None                                         None
--------------------------------------------------------------------------------


TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST

--------------------------------------------------------------------------------
                                                             AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                                             SECURITIES IN ALL
                                                                 REGISTERED
                                                            INVESTMENT COMPANIES
                                                           OVERSEEN BY TRUSTEES
                                                            IN THE ATLAS FAMILY
                                                               OF INVESTMENT
                       DOLLAR RANGE OF EQUITY SECURITIES      COMPANIES AS OF
NAME OF TRUSTEES            IN A FUND AS OF 12/31/05             12/31/05
--------------------------------------------------------------------------------
Barbara A. Bond       Growth Opportunities-$1-$10,000           $10,001-$50,000
                      U.S. Government and Mortgage
                      Securities-$1-$10,000

--------------------------------------------------------------------------------
Daniel L. Rubinfeld                   None                         None

--------------------------------------------------------------------------------
David J. Teece                        None                         None

--------------------------------------------------------------------------------
David M. Laney                        None                         None

--------------------------------------------------------------------------------

      The following table sets forth the aggregate compensation paid by the Trust for the Trust's fiscal year ended December 31, 2005 to the Trustees that are not affiliated with the Adviser (the same persons serve as the unaffiliated Trustees of the Atlas Insurance Trust) and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds in the "Fund Complex" (including the Atlas Insurance Trust):

                                          PENSION OR
                                          RETIREMENT                           TOTAL
                                           BENEFITS         ESTIMATED       COMPENSATION
                                          ACCRUED AS          ANNUAL         FROM TRUST
                         AGGREGATE         PART OF           BENEFITS         AND FUND
                       COMPENSATION         TRUST              UPON         COMPLEX PAID
NAME                    FROM TRUST         EXPENSES         RETIREMENT       TO TRUSTEES
-------------------  ----------------  ----------------  ----------------  ----------------
TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST

Barbara A. Bond           $       281              None               N/A       $    37,600(19)*

Jerome Gitt**             $       203              None               N/A       $    26,100(19)*

Daniel L. Rubinfeld       $       274              None               N/A       $    37,000(19)*

David J. Teece            $       270              None               N/A       $    32,550(19)*

David M. Laney            $        52              None               N/A       $     7,900(19)*

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST

Marion O. Sandler                None              None               N/A              None

Russell W. Kettell               None              None               N/A              None



*Indicates total number of funds in the Fund Complex during the year ended December 31, 2005
** Effective September 6, 2005, Mr. Gitt resigned from the Board of Trustees.


CODE OF ETHICS.


      The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisers, Inc., Hotchkis and Wiley Capital Management LLC, New York Life Investment Management LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., the Sub-Advisers to the underlying Atlas Funds, also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the underlying Atlas Funds subject to certain pre-clearance, reporting and other requirements.


PROXY VOTING PROCEDURES.

      The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and the underlying Atlas Funds' Sub-Advisers, as applicable, subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each underlying Atlas Fund's and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and the underlying Atlas Funds' Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, the underlying Atlas Funds' Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-933-2852 toll-free and (2) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of March 31, 2006, Transamerica Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-1306, an Iowa corporation and the issuer of the Atlas Portfolio Builder variable annuity contracts, owned of record an aggregate of approximately 99.05% of the outstanding shares of the Portfolio. As of that date, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and the Distributor, owned beneficially and of record an aggregate of approximately 0.95% of the outstanding shares of the Portfolio, and none of the officers and trustees owned any of the shares of the Portfolio.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


      The Adviser, a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment manager/administrator to the Trust. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Trust has entered into an Investment Management Agreement with the Adviser dated August 6, 1997 (the "Management Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, at a meeting held on November 18, 2005.

      Pursuant to the Management Agreement, the Portfolio pays the Adviser a fee at an annual rate of 0.25% of the Portfolio's average daily net assets. The Portfolio is responsible for its own operating expenses including, but not limited to: transfer agent, custodian, legal, and auditing fees and expenses; compensation of Trustees who are not interested persons of the Adviser; taxes, if any; costs and expenses of calculating its daily net asset value, accounting, bookkeeping, and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; all costs associated with shareholders' meetings and the preparation and dissemination of proxy materials which are appropriately allocable to the Portfolio; printing and mailing prospectuses, statements of additional information, and reports to existing shareholders; and other expenses relating to the Portfolio's operations. The Adviser has agreed to waive a portion of management fees and absorb a portion of the ordinary expenses of the Portfolio, in order to cap operating expenses at levels set forth in the current Prospectus. For the fiscal years ended December 31, 2003, 2004 and 2005 the Adviser received management fees in the amount $0, $471 and $8,992, respectively.


      The Management Agreement with respect to the Portfolio is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, or (ii) the vote of a majority of trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that either party thereto has the right with respect to any Portfolio to terminate it without penalty, upon 60 days written notice to the other party, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

      The directors and officers of the Adviser are: Marion O. Sandler (Director), Russell W. Kettell (Director), W. Lawrence Key (Director, President and Chief Operating Officer), Matthew L. Sadler (Senior Vice President), Lezlie
A. Iannone (Senior Vice President and Secretary), Mary Jane Fross (Vice President and Controller), Gene A. Johnson (Vice President and Treasurer), Stuart Brunet (Vice President and Chief Compliance Officer) and Eilleen Clavere (Vice President and Legal Counsel).

      Lawrence Key, Gene Johnson and Matthew Sadler (the "Investment Committee") is primarily responsible for the day-to-day management of the Atlas Balanced Growth Portfolio. As of December 31, 2005, Messrs. Key, Johnson and Sadler are responsible for advising the following types of accounts:

-------------------------------------------------------------------------------
                    Registered          Other Pooled
               Investment Companies Investment Companies     Other Accounts
-------------------------------------------------------------------------------
                           Total
                          Assets                Total                Total
               Number       of      Number    Assets of   Number   Assets of
               of        Accounts   of         Accounts   of        Accounts
               Accounts   Managed   Accounts   Managed    Accounts  Managed
-------------------------------------------------------------------------------
 Lawrence Key     4     $123,437,193   0          $0         0         $0
-------------------------------------------------------------------------------
 Gene Johnson     4     $123,437,193   0          $0         0         $0
-------------------------------------------------------------------------------
Matthew Sadler    4     $123,437,193   0          $0         0         $0
-------------------------------------------------------------------------------

      The information in the above table is as of December 31, 2005.

      None of the accounts managed by Messrs. Key, Johnson and Sadler base their advisory fee on the performance of the account.

      Messrs. Key, Johnson and Sadler are not directly compensated for managing the Atlas Balanced Growth Portfolio. Instead, each receives compensation solely based upon their employment with Atlas Advisers.

      The Investment Committee manages the Atlas Balanced Growth Portfolio independent of the other accounts it manages. The Investment Committee convenes monthly to determine allocation among the eligible Atlas Funds. Because all accounts managed by the Investment Committee only invest in other Atlas Funds and because all Atlas Funds are open-end mutual funds offering an unlimited number of shares, there is no potential for a material conflict concerning allocation of investment opportunities.

      As of December 31, 2005, Messrs. Key, Johnson and Sadler did not beneficially own any shares of the Atlas Portfolio they manage.

PORTFOLIO MANAGERS FOR THE UNDERLYING ATLAS FUNDS.

      - Joan Sabella is primarily responsible for the day-to-day management of the BALANCED FUND (since October 2004). Ms. Sabella is director of NYLIM and currently manages the Equity Investors Group division's balanced and fixed income separate account strategies and coordinates fixed income research and trading for the division. She is a member of the CFA Institute, the Financial Planning Association and holds the designation of Certified Financial Planner
(CFP). Ms. Sabella has been a Director of NYLIM since December 2000.

      - John F. Flahive, President and Chairman with Boston Safe Advisors, Inc., is responsible for the day-to-day portfolio management of MONEY MARKET FUND (since December 2004). Mr. Flahive has been portfolio manager for other Atlas funds since November 1994. Before joining Boston Safe, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of T. Rowe Price and Dean Witter for approximately eight years.

      - Christopher Leavy, Senior Vice President of OppenheimerFunds, Inc. and David Poiesz, Senior Vice President of OppenheimerFunds, Inc., are the portfolio managers of GROWTH OPPORTUNITIES FUND (since October 2000 and June 2004, respectively). Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of RiverRock, a tech-oriented hedge fund from 1999 to 2001.

      - Rajeev Bhaman, Vice President of OppenheimerFunds, Inc. is responsible for the day-to-day management of GLOBAL GROWTH FUND (since August 2004). Mr. Bhaman has been a Vice President of Oppenheimer since January 1997. He is a Chartered Financial Analyst.

      - Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance Investment Management, is responsible for the day-to-day portfolio management of STRATEGIC GROWTH FUND (since October 2004). Mr. Schroer has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy.

      - Arthur P. Steinmetz, Senior Vice President and Portfolio Manager of OppenheimerFunds, Inc., is responsible for the day-to-day portfolio management of STRATEGIC INCOME FUND (since May 1996). During the past five years, Mr. Steinmetz has served as an officer and portfolio manager of various funds managed by OppenheimerFunds, Inc.


      - Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan and Antulio Bomfim are primarily responsible for the day-to-day management of the U.S. GOVERNMENT AND MORTGAGE SECURTIES FUND (since March 2005) and the AMERICAN ENTERPRISE BOND FUND (since July 2005). Mr. Manioudakis is a Senior Vice President of Oppenheimer (since April 2002). Prior to joining Oppenheimer, Mr. Manioudakis was an executive director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993 to April 2002). Mr. Manioudakis is the Fund's lead portfolio manager. Mr. Gord is a Vice President and portfolio manager of Oppenheimer (since April 2002). Prior to joining Oppenheimer, Mr. Gord was an executive director and senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992 to March 2002). Mr. Caan is a Vice President and portfolio manager of Oppenheimer (since August 2003). Prior to joining Oppenheimer, Mr. Caan was a Vice President of ABN AMRO N.A., Inc. (June 2002 to August 2003) and a Vice President of Zurich Scudder Investments (January 1999 to June 2002). Mr. Bomfim is a Vice President and portfolio manager of Oppenheimer (since October 2003). Prior to joining Oppenheimer, Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System (June 1992 to October 2003). Messrs. Gord, Caan and Bomfim are responsible for assisting Mr. Manioudakis in the selection of fixed income securities for the Fund.

      - The VALUE FUND is managed by Hotchkis and Wiley Capital Management LLC's investment team. Patty McKenna, Sheldon Lieberman, Joe Huber, George Davis and Stan Majcher are responsible for the day-to-day management of the VALUE FUND (since May 2004). Ms. McKenna is a Principal and Portfolio Manager of HWCM and has authority to direct trading on the Fund. Ms. McKenna joined HWCM in 1995 as a portfolio manager and analyst. Mr. Lieberman is a Principal and Portfolio Manager of HWCM. Mr. Lieberman joined HWCM in 1994 as a portfolio manager and analyst and has authority to direct trading on the Fund. Mr. Huber is a Principal and Portfolio Manager and Director of Research of HWCM and is jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the target portfolio. Mr. Huber joined HWCM in 2000 as portfolio manager and analyst and soon thereafter became Director of Research. Mr. Davis is a Principal and Portfolio Manager and Chief Executive Officer of HWCM and has authority to direct trading on the Fund. Mr. Davis joined HWCM in 1988 as a portfolio manager and analyst. Mr. Majcher is a Principal and Portfolio Manager of HWCM and is jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the target portfolio. Mr. Majcher joined HWCM in 1996 and became a portfolio manager in 1999.

      - The S&P 500 INDEX FUND does not have its own investment adviser, rather it invests all of its assets in the Master Portfolio which is advised by BGFA. Patrick O'Connor and Lisa Chen are primarily responsible for the day-to-day management of the Master Portfolio (since May 2002 and May 2006, respectively). Mr. O'Connor and Ms. Chen are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. Mr. O'Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio for over six years. Ms. Chen has been a portfolio manager for BGFA and BGI since 1999.

      - Thomas DiBella, CFA, Kenneth W. Gainey, CFA and Steven Gold, CFA are primarily responsible for the management of the EMERGING GROWTH FUND (since March 2003, March 2003 and October 2005, respectively). Mr. DiBella is a CFA and has been with Turner since March 2002. Prior to joining Turner, Mr. DiBella was employed with Aeltus Investment Management, Bethlehem Steel Pension Fund and Constitution Capital Management. Mr. Gainey is also a CFA and has been with Turner since March 2002. Prior to joining Turner, Mr. Gainey was employed with Aeltus Investment Management, Aetna International/Aetna Financial Services, and Kanne, Paris and Hoban. Mr. Gold is a CFA and has been with Turner since 2004. Prior to joining Turner, Mr. Gold was employed with Standish Mellon Equity and Aetna Life & Casualty.

PRINCIPAL UNDERWRITING AGREEMENT.

      As described in the Prospectus, the Trust has adopted a Principal Underwriting Agreement with the Distributor, which serves as the sole underwriter and distributor of the Portfolio's shares. No commissions are paid with respect to sales of the Portfolio's shares.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

      The investment transactions of the Portfolio are expected to consist exclusively of purchases and redemptions of shares of the underlying Atlas Funds. Such purchases and redemptions will be effected directly with the underlying Funds' transfer agent, at the then current net asset values of the underlying Funds, without the use of broker-dealers. Accordingly, the Portfolio does not anticipate incurring any brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Portfolio has adopted, and the Board of Trustees has approved, policies and procedures designed to monitor the dissemination of the Portfolio's holdings.

      No disclosure of portfolio holdings information may be made to any person or entity except as follows:

      The Portfolio discloses its portfolio holdings quarterly, in its Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.

      To the extent permitted under applicable law, the Portfolio's chief compliance officer has authorized the release of information regarding the Portfolio's holdings on a daily basis to providers of custody, accounting and auditing to the Portfolio, currently including:


      (i) Investors Bank & Trust Company, in connection with the provision of services as the Portfolio's Custodian and Administrator; and

      (ii) Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm, in connection with the provision of services related to the audit of the Portfolio's financial statements and certain non-audit services.


      In addition to this list of recipients, the Portfolio's chief compliance officer, upon receiving a specific request for a list of portfolio holdings, may decide to provide this information after concluding that disclosure of portfolio holdings is in the best interests of Portfolio shareholders. Such disclosure is only permitted if the Portfolio's chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Portfolio's investment adviser, distributor, or any affiliated person of the Portfolio, the investment adviser or the distributor, above those of Portfolio shareholders.

      If disclosure is permitted, such information is strictly limited to the intended purpose that the Portfolio's chief compliance officer believes is reasonably necessary in connection with the services to be provided and made subject to the terms of a written confidentiality agreement. The terms of the written confidentiality agreement include using the information only for its intended purpose and prohibiting trades based on this information.

      The Portfolio's portfolio holdings information may not be disseminated for compensation.

                        DETERMINATION OF NET ASSET VALUE

      The price to be paid by an investor for shares of the Trust, after receipt by the Funds' Shareholder Services Agent (the "Agent") of a request in good order, is the next determined net asset value per share which the Trust calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

STOCK AND BOND FUNDS.

      In determining the net asset value per share of each underlying Stock Fund and Bond Fund, the fair value of all securities, determined as described below, is added to the fair value of any other assets to arrive at total assets. The Trust's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share. For purposes of determining the net asset value per share of each underlying Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

      The Trust values fixed-income portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Adviser or Sub-Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Trust amortizes to maturity all securities with 60 days or less to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, based on the value determined on the 61st day.

      The Trust deems the maturities of variable or floating rate instruments, or instruments which the Trust has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

      The Trust values equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by the Trust if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Adviser to be the primary market for such security. Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

      Securities for which market quotes are not readily available and all other securities and other assets of the Trust are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Trust's management and representatives of the relevant portfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.

MONEY MARKET FUNDS.

      It is the Trust's policy to use its best efforts to maintain a constant per share price for the underlying Money Funds equal to $1.00.

      The portfolio instruments of the underlying Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument.


      The valuation of the Trust's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Trust's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act. Under this rule, each underlying Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Trustees, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two nationally recognized statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Adviser or Sub-Adviser.


      In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, the Trust's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Trust's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Trust calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Trust's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Trust to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

STOCKS.

      For purposes of determining the net asset value per share of each underlying Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

      The underlying Atlas Stock Funds value their equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the Nasdaq "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Board of Trustees, some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Board of Trustees to be the primary market for such security. Short- term obligations are valued at amortized cost, which constitutes fair value as determined by the Board. Securities for which market quotes are not readily available and all other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board.

                         SHARE PURCHASES AND REDEMPTIONS

      Transamerica Life places orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts. The shares of the Portfolio are purchased and redeemed at the net asset value of the Portfolio's shares as computed on the business day (a day that the Exchange is open for trading) immediately preceding the receipt of an order in proper form.

      Although it is not expected to do so, the Trust may, from time to time, temporarily suspend the offering of shares of the Portfolio. During the period of such suspension, shareholders of the Portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

      No fee is charged shareholders when they purchase or redeem Portfolio shares.

                               REDEMPTIONS IN KIND

      It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Trust, make it undesirable for the Portfolio to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Portfolio. The Trust would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. If the Trust so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Portfolio at the beginning of such period.

                                      TAXES

      The Portfolio intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each of the underlying Atlas Funds has so qualified in the past and intends to continue to so qualify. If the Portfolio distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

      To so qualify under Subchapter M, the Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, the Portfolio must also diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

      Even though the Portfolio qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Portfolio meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by the Portfolio in the current year and (ii) any amount on which the Portfolio pays income tax for the year. The Portfolio intends to continue to meet these distribution requirements to avoid the excise tax liability.

      Subchapter M of the Code and Section 817(h) of the Investment Company Act of 1940 include requirements relating to the diversification of investments. The diversification requirements of these laws could require the sale of assets in the portfolio, which could have an adverse impact on the net asset value.

      Because the Trust is established as an investment for variable annuity contracts, the Code imposes additional diversification requirements on the portfolio. Generally, these requirements are that at quarter end and for 30 days thereafter, no more than 55% of total assets may be in any one investment; no more than 70% in any two investments; no more than 80% in any three investments; and no more than 90% in any four investments.

      Each underlying Atlas Fund is treated as a single investment.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


      The Trust's Board of Trustees has appointed Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2006 subject to satisfactory negotiation of terms of engagement. Deloitte & Touche LLP will conduct the annual audit of the Trust, and Deloitte & Tax LLP, an affiliate, will prepare the Portfolio's federal and state income tax returns.

LEGAL COUNSEL.

      Paul, Hastings, Janofsky & Walker LLP, located at 55 Second Street, 24th Floor, San Francisco, California 94105, acts as legal counsel for the Trust, Trust's Adviser and Distributor and the underlying Atlas Funds.


                              FINANCIAL STATEMENTS


      The Trust's audited financial statements for its fiscal year ended December 31, 2005, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the SEC. Such financial statements of the Trust have been audited by the Trust's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein by reference in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

      In general, the ratings of Moody's Investors Services, Inc., Standard & Poor's Corporation, and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

      These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers (if any) to evaluate potential investments.

      After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them. If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this Prospectus and in the SAI.


MOODY'S INVESTORS SERVICE, INC. DESCRIBES ITS RATINGS FOR DEBT SECURITIES AS
FOLLOWS:

BONDS.

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be overly moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES AND VARIABLE RATE OBLIGATIONS.

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad- based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.

COMMERCIAL PAPER.

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION DESCRIBES ITS RATINGS FOR DEBT SECURITIES AS
FOLLOWS:

BONDS.

AAA. Bonds which are rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds which are rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A. Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC and CC. Bonds which are rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C and D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

NOTES.

SP-1. The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER.

A-1. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1.

                                   APPENDIX B

                             PROXY VOTING PROCEDURES




                      ATLAS FUNDS AND ATLAS INSURANCE TRUST
               BOSTON SAFE ADVISORS (MELLON FINANCIAL CORPORATION)
                    HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC
                   NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                             OPPENHEIMERFUNDS, INC.
                        RENAISSANCE INVESTMENT MANAGEMENT
                        TURNER INVESTMENT PARTNERS, INC.
                          BARCLAYS GLOBAL FUND ADVISORS

                                   ATLAS FUNDS
                              ATLAS INSURANCE TRUST
                               ATLAS ADVISERS, INC

                       PROXY VOTING POLICY AND PROCEDURES
                                 AUGUST 16, 2005


The Atlas Funds and Atlas Insurance Trust (collectively referred to as the "Trusts") and Atlas Advisers, Inc. (the "Adviser") have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios ("Funds").

POLICY

The policy of the Trusts is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The Board may revoke the adviser's authority to vote proxies, in whole or in part, at any time.

The Adviser has delegated the responsibility for voting proxies relating to portfolio securities held by a Fund to the sub-adviser retained to provide investment advisory services to such Fund (each a "Sub-Adviser") in accordance with their own proxy voting policies and procedures. The Adviser may revoke a Sub-Adviser's authority to vote proxies, in whole or in part, at any time.

The Adviser provides portfolio management services to the Atlas Fund of Funds and Atlas Balanced Growth Portfolio and may provide similar services to future funds, which invest exclusively in series of Atlas Funds (collectively referred to as Funds of Funds). The Adviser's Investment Committee (the "Committee") will review and vote all proxies issued by the underlying Atlas Funds in each Fund of Funds. Unless there is an affirmative decision to the contrary, the Committee will generally vote these proxies as recommended by the Board of Trustees of the Atlas Funds.

The Trusts hold the right to vote proxies with respect to portfolio securities held by the Funds. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

The Adviser retains the right to recall any loaned securities subject to a proxy vote, if it is known by the Adviser that such a vote concerns a material issue or event (e.g., a merger).

PROCEDURES

Conflict of Interest

The Adviser and Sub-Adviser have a fiduciary responsibility to identify and address any conflicts of interest. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser, Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter to be voted by proxy on behalf of a Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in voting the proxy.

When reviewing a proxy to be voted on behalf of any Funds of Funds, if the Committee deems that a conflict of interest exists, the Committee will disclose the conflict to the Trusts' Board and submit such proxy to the Board for voting instructions. If, as a result of a conflict of interest, the Board is unable to come to a consensus on voting such proxy, the Adviser may employ the services of an independent third party "proxy services firm" to vote the proxy.

At least annually, the Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted that the Adviser or Sub-Adviser has identified as involving a conflict of interest. The report will indicate the nature of the conflict of interest and how that conflict was resolved with respect to voting the proxy.

Annual Review of Policies and Procedures

At least annually, the Chief Compliance Officer of the Trusts will affirm to the Board that the Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund have adopted written policies and procedures that: i) are reasonably designed to ensure that proxies are voted in the best interests of the Fund and its shareholders and ii) have provisions to address conflicts of interest.

Annual Filing of Proxy Voting Record

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period, ended June 30, on Form N-PX no later than August 31st of each year. The Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall assist in facilitating the filing of Form N-PX by providing a record of each proxy voted on behalf of the Fund's portfolio securities.

Proxy Voting Disclosures

Each Trust shall include in its Statement of Additional Information ("SAI") a description of the proxy voting policies and procedures used by the Adviser and by a Sub-Adviser with authority to vote proxies on behalf of any Fund. A statement shall be included in each Trusts' SAI disclosing that information regarding the Trusts' proxy voting record during the most recent 12-month period, ended June 30, is available without charge, upon request, by calling the Trusts' toll-free telephone number or on the SEC website.

The Trusts shall include in its Annual and Semi-Annual Reports to shareholders a statement that a description of the Policies and Procedures of the Trusts and information regarding the Trusts' proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number or on the SEC website.

                          MELLON FINANCIAL CORPORATION
                             (BOSTON SAFE ADVISORS)

                               PROXY VOTING POLICY
                               (Approved 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders andthat would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

      With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                      HOTCHKIS AND WILEY CAPITAL MANAGEMENT

                  PROXY VOTING POLICIES AND PROCEDURES SUMMARY

HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM's primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Each proxy issue will be considered individually. Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, HWCM will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, HWCM will support shareholder proposals that are consistent with HWCM's proxy voting guidelines for board-approved proposals

Due to the nature of HWCM's business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,. However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM's client. In this event, the Compliance Department will review these votes to make sure that HWCM's proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM's Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm's recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines. The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM's proposed vote is not prompted by any conflict of interest.

                     NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                       PROXY VOTING POLICY AND PROCEDURES


I. INTRODUCTION

      New York Life Investment Management LLC (the "Adviser") has adopted these "Proxy Voting Policy and Procedures" ("Policy") to ensure compliance by the Adviser with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and Rule 30b1-4 under the Investment Company Act of 1940 and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser's proxy voting duty, and to ensure that proxies are voted in the best interests of the Adviser's clients.

II. STATEMENT OF POLICY

      It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III. PROCEDURES

      A. Account Set-up and Review

      Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client's investment advisory contract with the Adviser. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser's standard guidelines. Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated personnel within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established on the appropriate systems.

      B. Proxy Voting

      1. Guidelines for Recurring Issues

      The Adviser has adopted proxy voting guidelines as reflected in Appendix A ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless the Adviser's portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

      2. Use of Third Party Proxy Service

      In an effort to discharge its responsibility, the Adviser has examined third-partyservices that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service
- to assist it in researching and voting proxies. ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct ISS to make its voting recommendations in accordance with such modified guidelines. ISS will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

      3. Review of Recommendations

      The Adviser's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. The Adviser may have different policies and procedures for different clients which may result in different votes. Also, the Adviser may choose not to vote proxies under the following circumstances:

      o If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;
      o     If the cost of voting the proxy outweighs the possible benefit; or
      o If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

      4. Addressing Material Conflicts of Interest

      Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted ("Material Conflict"). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

      o     Manages the issuer's or proponent's pension plan;
      o     Administers the issuer's or proponent's employee benefit plan;

      o Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
      o     Manages money for an employee group.

      Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

      o     An executive of the issuer or proponent;
      o     A director of the issuer or proponent;
      o     A person who is a candidate to be a director of the issuer;
      o     A participant in the proxy contest; or
      o     A proponent of a proxy proposal.

      Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

      If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy
- i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

      o The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.
      o The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.
      o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.
      o Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.
      o Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

      The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

      In the event ISS itself has a conflict and thus, is unable to provide a Recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

      5. Lending

      The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

      6. Use of Subadvisers

      To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers. However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser's clients and appear to comply with governing regulations.

      C. Proxy Voting Committee

      The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above.(1) The Proxy Voting Committee will have the following responsibilities:

      o Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.

      o Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

      o     Recommend and adopt changes to the Policy as needed.

      o     Annually review all portfolio manager overrides.

      o Annually review ISS reports, including Votes Against Management Reports and the ISS Post-Season Report.

      o Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS' services.

      o Review the Adviser's voting record (or applicable summaries of the voting record).

      o Review sub-advisers' voting records (or applicable summaries of the voting records).

      o     Oversee compliance with the regulatory disclosure requirements.

      o Report annually to the investment company boards on proxy voting matters, including:

            o     Overrides of Recommendations
            o     Proxy Voting Committee action on potential Material Conflicts
            o     Any changes to the Policy or Guidelines
            o     Comments on the proxy voting records for the funds


(1) The Proxy Voting Committee will initially consist of the members of the NYLIM LLC Compliance Committee. The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

            o     Compliance with disclosure requirements
            o     Compliance reports as to reviews by Compliance of overrides

III. COMPLIANCE MONITORING

      A. Monitoring of Overrides

      Compliance will periodically review ISS reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

      B. Supervisory Review

      The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy. Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

      C. Oversight of Sub-advisers

      Compliance will annually review the proxy voting policies and procedures of the Adviser's sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations. The Proxy Voting Committee will further review the voting records of the Adviser's sub-advisers.

      D. Compliance Reporting to Fund Boards

      Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

      Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV. CLIENT REPORTING

      A. Disclosure to Advisory Clients

      On or before August 6, 2003, the Adviser will provide existing clients for whom it exercises voting authority with:

      o     A summary of the Adviser's policies and procedures; and

      o Instructions as to how to obtain information from the Adviser on how it has voted with respect to their securities (on votes occurring from June 30, 2003 forward). In addition, the Adviser will update its Form ADV Part II to include a summary of its proxy voting policies and procedures.

      The Adviser will also provide a copy of this Policy and the Guidelines upon request from a client.

      Beginning July 1, 2004, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The initial report will cover the year July 1, 2003 through June 30, 2004. The report will be produced using ISS ProxyMaster software and will generally contain the following information:

      o     The name of the issuer of the security:
      o     The security's exchange ticker symbol;
      o     The security's CUSIP number;
      o     The shareholder meeting date;
      o     A brief identification of the matter voted on;
      o Whether the matter was proposed by the issuer of by a security holder;
      o     Whether the Adviser cast its vote on the matter;
      o     How the Adviser voted; and
      o     Whether the Adviser voted for or against management.

      B. Investment Company Disclosures

      The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported on Form N-PX no later than August 31 of each year. The Adviser will also ensure that each such fund client states in its Statement of Additional Information ("SAI") and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund's website and on the SEC's website.

      The Adviser will ensure that proper disclosure is made in each fund's SAI describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities. The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund's proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund's website; and (3) on the SEC's website.

V. RECORDKEEPING

      Either the Adviser or ISS as indicated below will maintain the following records:

      o     A copy of the Policy and Guidelines (Adviser);

      o A copy of each proxy statement received by the Adviser regarding client securities (ISS);

      o     A record of each vote cast by the Adviser on behalf of a client
            (ISS);

      o A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and Adviser);

      o A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

      o Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.


March 2004
Revised December 2005

                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMER FUNDS
                         PORTFOLIO PROXY VOTING SUMMARY

      The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager where or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o The Fund generally votes with the recommendation of the issuer's management on routine matters, ratification of independent registered public accounting firm, unless circumstances indicate otherwise.

o The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
      Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

o In general, the Fund opposes anti-takeover proposals and supports the elimination or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.

o The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

o     The Fund opposes proposals to classify the board of directors.

o     The Fund supports proposals to eliminate cumulative voting.

o     The Fund opposes re-pricing of stock options without shareholder approval.

o The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

                        RENAISSANCE INVESTMENT MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES
                                 SEPTEMBER 2005

I. Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

II. Voting Guidelines

In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

The key objectives of the following policies and procedures recognize that an issuer's management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the issuer's board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm's proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

1. Management Proposals

      A. Election of Directors

            We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

      B. Selection of Auditors

            We will support the selection of auditors we know to be competent, but may vote against any whose integrity or objectivity has come into question.

      C. Classified Board

            We typically oppose classified boards because they reduce shareholders' ability to effect change.

      D. Limiting Shareholders' Rights to Call Special Meetings

            We may support limitations on shareholders' rights to call special meetings, but we typically oppose the total elimination of such rights.

      E. Limiting Shareholders' Right to Act by Written Consent

            We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

      F. Increase in Authorized Common Stock

We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.

      G. Blank Check Preferred Stock

            We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

      H. Supermajority Vote Requirements

            We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

      I. Considering Non-Financial Effects of a Merger Proposal

            We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

      J.     Director Liability and Indemnification

           We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

      K.   Stock Option Plans

           Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

      L.    Reincorporation

           We generally support reincorporation where there are valid business reasons for the move.

      M.    Mergers, Restructuring, Spin-offs

           Since these transactions involve a change in control of the company's assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

2. Corporate Governance

      A. Poison Pill Proposals

            Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

      B. Confidential Voting

            We generally support confidential voting.

      C. Anti-greenmail Proposals

            We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

      D. Equal Access to the Proxy Material

            We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

      E. Golden Parachutes

            We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

      F. Cumulative Voting

            We generally support cumulative voting.

3. Social Responsibility Shareholder Proposals

      With respect to social issues, we believe that in the long run, a company's business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management's position on these issues.

III. Proxy Voting Procedures

In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services. All issuer's proxy ballots are sent directly to ISS from the custodians. ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy. Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS. Ultimately, Renaissance maintains the right to determine the final vote.

Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients' proxies according to the guidelines. In addition, account administrator will periodically verify that ISS has received all clients' proxies from the custodians.

IV. Conflicts of Interest

            (1) The Firm is not presently aware of any material conflicts. However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

            (2) If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

V. Disclosure

            (1) Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client's proxies, and to request a copy of these Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client's proxy.

            (2) A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

The Account Administrator will maintain files relating to Renaissance's proxy voting procedures in the office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises. Such records are maintained for the benefit of the Firm's clients and are available to clients upon request. Records of the following will be included in the files:

            (1) Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

            (2) A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

            (3) A copy of each written client request for information on how Renaissance voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

            (4) As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.


Summary of Renaissance's Proxy Voting Policy and Procedures

Renaissance has a responsibility to vote certain proxies of client securities under its management. All proxies with respect to client securities are voted by the Firm unless the client has reserved that responsibility to itself and has so notified the Firm in writing.

Renaissance, when voting the proxies of client securities, is obligated to vote solely in the best interest of clients.

Renaissance has contracted Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote, as the Firm monitors and considers each such recommendation. In general, it is Renaissance's policy to vote in accordance with ISS's recommendations. However, in the event that Renaissance disagrees with ISS's proxy voting recommendations and eventually votes on the Firm's decision, our rationale will be internally documented.

If a client has instructed Renaissance to vote its proxies and would like to obtain information on how they were voted, or would like a copy of Renaissance's Proxy Voting Policies and Procedures, please contact Mr. Kevin Patton at (513) 723-4582 or by mail at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT LLC

                       PROXY VOTING POLICY AND PROCEDURES


Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.


Adopted: July 1, 2003
Last revised: July 15, 2005

                          BARCLAYS GLOBAL FUND ADVISORS
                       MASTER INVESTMENT PORTFOLIO ("MIP")
                              PROXY VOTING POLICIES

Proxy Voting Policies of the Master Portfolios.

The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.


Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC's website at www.sec.gov.

                              ATLAS INSURANCE TRUST


                            PART C: OTHER INFORMATION


ITEM 23. EXHIBITS:


      (a)   1. Certificate of Trust. (2)

            2.    Amended Declaration of Trust, dated August 20, 2004. (5)

      (b)   Restated By-laws of Registrant, dated August 20, 2004. (5)


      (c)   Not Applicable.


      (d) Form of Investment Management Agreement between Atlas Advisers, Inc. and Registrant. (1)

      (e) Form of Principal Underwriting Agreement between Atlas Securities, Inc. and Registrant. (1)


      (f)   Not Applicable.


      (g) Custodian Agreement between Investors Bank and Trust Company and Registrant filed herein as Exhibit (g).

      (h) 1. Transfer Agency Services Agreement between PFPC Inc. and Atlas Insurance Trust, dated December 18, 2003. (5)

            2. Form of Participation Agreement between PFL Life Insurance Company and Registrant. (2)

            3.    Form of Administrative Services Agreement. (2)

            4. Defense and Indemnification Agreement between Golden West Financial Corporation and Barbara A. Bond. (4)

            5. Defense and Indemnification Agreement between Golden West Financial Corporation and Daniel L. Rubinfeld. (4)

            6. Defense and Indemnification Agreement between Golden West Financial Corporation and David J. Teece. (4)

            7. Defense and Indemnification Agreement between Golden West Financial Corporation and David M. Laney dated November 18, 2005 filed herein as Exhibit (h)(7).

            8. Expense Limitation Agreement among the Atlas Funds, the Registrant and Atlas Advisers dated April 26, 2006 filed herein as Exhibit (h)(8).

      (i)(1) Opinion of Counsel. (2)

      (i)(2) Consent of Counsel filed herein as Exhibit (i)(2).

      (j) Consent of Independent Auditor Deloitte & Touche filed herein as Exhibit (j).


      (k)   Not Applicable.


      (l)   Letter of Understanding Relating to Initial Shares. (2)

      (m)   Not Applicable.

      (n)   Not Applicable.

      (o)   Not Applicable.


      (p) Code of Ethics of Atlas Funds, Atlas Insurance Trust, Atlas Advisers, Inc. and Atlas Securities, Inc. as Amended and Restated November 19, 2004. (5)

      (q)(1) Power of Attorney. (3)

            (2) Power of Attorney for David M. Laney dated November 28, 2005 filed herein as Exhibit (q)(2).


(1) Incorporated herein by reference to the Registrant's initial Registration Statement filed on January 31, 1997.

(2) Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement filed on August 1, 1997.

(3) Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 6 to the Registration Statement filed on April 30, 2002.

(4) Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 8 to the Registration Statement filed on April 29, 2004.


(5) Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 10 to the Registration Statement filed on April 29, 2005.


ITEM  24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


As of March 31, 2006, Transamerica Life Insurance Company, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-1306, an Iowa corporation and the issuer of the Atlas Portfolio Builder variable annuity contracts, owned of record an aggregate of approximately 99.05% of the outstanding shares of the Portfolio. As of that date, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and the Distributor, owned beneficially and of record an aggregate of approximately 0.95% of the outstanding shares of the Portfolio, and none of the officers and trustees owned any of the shares of the Portfolio.


ITEM 25. INDEMNIFICATION

Article V of Registrant's Declaration of Trust, incorporated herein by reference, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

To the extent permitted by the 1940 Act and Delaware law, the non-interested Trustees may also be indemnified by the Trust with respect to errors and omissions.

In order to save the Trust the premium expenses associated with obtaining a directors and officers errors and omissions insurance policy, Golden West Financial Corporation has executed a Defense and Indemnification Agreement with each of the Trustees, filed as Exhibits (h)(4),(h)(5), (h)(6) and (h)(7) to this Registration Statement. Pursuant to the Agreement, Golden West Financial Corporation will defend and indemnify the Trustees with respect to any proceeding to which they are parties or threatened to be made parties, subject to certain limitations. Golden West Financial Corporation is the parent of the Adviser and Distributor of the Registrant.

To the extent permitted by the 1940 Act, the non-interested Directors may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Directors to the extent permitted by Delaware law.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


INVESTMENT ADVISER--ATLAS ADVISERS, INC.

See the material following the captions "Management of the Trust" and "Investment Management and Other Services" appearing as a portion of Part B hereof.


ITEM 27. PRINCIPAL UNDERWRITERS


      (a) Registrant's principal underwriter also acts as the principal underwriter for Atlas Funds, 794 Davis Street, San Leandro, California 94577.

      (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:



------------------------------------- -------------------------------- ---------------------------------
                                      POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL PLACE OF BUSINESS  UNDERWRITER                      REGISTRANT
------------------------------------- -------------------------------- ---------------------------------
Marion O. Sandler                     Director, Chairman of the Board  Trustee, Chairman of the Board
1901 Harrison Street
Oakland, CA  94612
------------------------------------- -------------------------------- ---------------------------------
W. Lawrence Key                       Director, President and Chief    President and Chief Operating
794 Davis Street                      Operating Officer                Officer
San Leandro, CA 94577
------------------------------------- -------------------------------- ---------------------------------
Russell Kettell                       Director                         Trustee
1901 Harrison Street
Oakland, CA  94612
------------------------------------- -------------------------------- ---------------------------------
Matthew L. Sadler                     Senior Vice President            Senior Vice President
794 Davis Street
San Leandro, CA 94577
------------------------------------- -------------------------------- ---------------------------------
Mary Jane Fross                       Vice President and               N/A
1901 Harrison Street                  Treasurer/Controller
Oakland, CA 94612
------------------------------------- -------------------------------- ---------------------------------
Lezlie A. Iannone                     Group Senior Vice President      Group Senior Vice President and
794 Davis Street                      and Secretary                    Secretary
San Leandro, CA 94577
------------------------------------- -------------------------------- ---------------------------------
Horace Marks                          Vice President and Chief         N/A
794 Davis Street                      Compliance Officer
San Leandro, CA 94577
------------------------------------- -------------------------------- ---------------------------------

      (c) None.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


Accounts, books and other records required by Rules 31a-1 and 31a-2 under the 1940 Act, are maintained and held in the offices of the Trust Custodian, Investors Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Atlas Securities, Inc. 794 Davis Street, San Leandro, CA 94577 and Atlas Advisers, Inc. 794 Davis Street, San Leandro, CA 94577.



ITEM 29. MANAGEMENT SERVICES

None.


ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement in Rule 485(b) under the Securities Act of 1933 and it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Leandro, and the State of California, on April 27, 2006.



                                           Atlas Insurance Trust
                                           (Registrant)


                                           By: /S/ W. Lawrence Key
                                           -------------------------------------
                                           W. Lawrence Key
                                           President, Chief Operating Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Marion O. Sandler*                  Chairman
-------------------------------
Marion O. Sandler

Gene A. Johnson*                    Treasurer
-------------------------------
Gene A. Johnson

Russell W. Kettell*                 Trustee
-------------------------------
Russell W. Kettell

Barbara A. Bond*                    Trustee
-------------------------------
Barbara A. Bond

David M. Laney*                     Trustee
-------------------------------
David M. Laney

Daniel L. Rubinfeld*                Trustee
-------------------------------
Daniel L. Rubinfeld

David J. Teece*                     Trustee
-------------------------------
David J. Teece



*By: /S/ W. Lawrence Key
     --------------------------
     W. Lawrence Key
     Attorney-in-Fact
     *Pursuant to Powers of Attorney dated June 23, 2003 and November 28, 2005.

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                                      ITEM

(g)        Custodian Agreement between Investors Bank and Trust Company and
           Registrant

(h)(7) Defense and Indemnification Agreement between Golden West Financial Corporation and David M. Laney dated November 18, 2005

(h)(8) Expense Limitation Agreement among the Atlas Funds, the Registrant and Atlas Advisers dated April 26, 2006

(i)(2)     Consent of Counsel

(j)        Consent of Independent Auditor Deloitte & Touche

(q)(2)     Power of Attorney for David M. Laney dated November 28, 2005